SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 2, 1999




                           CITIZENS FIRST CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Kentucky                        333-67435               61-0912615
 (State or Other Jurisdiction of     (Commission File Number)   (IRS Employer
        Incorporation)                                       Identification No.)

1805 Campbell Lane, Bowling Green, Kentucky                         42101
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (270) 393-0700


                                    Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

        (a) At its board meeting on September 2, 1999, the Board of Directors of Citizens First Corporation (the "Registrant") dismissed KPMG LLP as its independent accountant. This decision was communicated to KPMG LLP on September 9, 1999. During the audits of the Registrant's two most recent fiscal years and through the interim period ending September 9, 1999, (i) the reports of KPMG LLP on the financial statements of the Registrant as of and for the years ended December 31, 1998 and 1997 contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles and (ii) there have been no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, nor have there been any reportable events.

         The Registrant has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KPMG LLP agrees with the statements made by the Registrant in this Report. A copy of KPMG LLP's letter to the Securities and Exchange Commission dated September 21, 1999 is attached as Exhibit 16 to this Report.

        (b) On September 2, 1999, the Registrant engaged the accounting firm of Baird, Kurtz & Dobson as the independent public accountants to audit the Registrant's financial statements.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits.

          The exhibit listed on the Exhibit Index of this Form 8-K/A is filed as a part of this Report.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CITIZENS FIRST CORPORATION




Date: September 24, 1999                          /s/ Mary D. Cohron
                                                  ------------------
                                                      Mary D.Cohron
                                                      President and
                                                      Chief Executive Officer
                                                 (Principal Executive Officer)


Date:  September 24, 1999                         /s/ Gregg A. Hall
                                                 -----------------
                                                      Gregg A. Hall
                                                      Vice-President and
                                                      Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                    EXHIBITS


16. Letter dated September 21, 1999 from KPMG LLP to the Securities and Exchange Commission